Exhibit 10.1

SETTLEMENT AGREEMENT

THIS SETTLEMENT AGREEMENT (including the Exhibits hereto, the “Contract”) is effective as of the 18th day of May, 2020 (the “Effective Date”), by and between Palm Coast Data Holdco, Inc., a Delaware corporation (“PCDH”), Commerce Blvd Holdings LLC, a Florida limited liability company (“CBH”), Two Commerce LLC, a Florida limited liability company (“TC”, and together with PCDH and CBH, the “AMREP Parties”), Liam Lynch, an individual (“Lynch”), Irish Studio LLC, a Delaware limited liability company (“IS”), Studio Membership Services, LLC, a Delaware limited liability company (“SMS”), FulCircle Media, LLC, a Delaware limited liability company (“FCM”), Media Data Resources, LLC, a Delaware limited liability company (“MDR”), 11 Commerce Blvd Holdings, LLC, a Delaware limited liability company (“11 CBH”), and Palm Coast Data LLC, a Delaware limited liability company (“PCD”, and together with Lynch, IS, SMS, FCM, MDR and 11 CBH, the “PCD Parties”).

RECITALS:

WHEREAS, capitalized terms not otherwise defined shall have the meaning specified in Article I of this Contract;

WHEREAS, PCDH and SMS entered into the Membership Interest Purchase Agreement on April 26, 2019;

WHEREAS, SMS owns 100% of the membership interests of PCD;

WHEREAS, in connection with the Membership Interest Purchase Agreement, PCD entered into the Lease Agreement–2 Commerce with TC on April 26, 2019 and the Lease Agreement–11 Commerce with CBH on April 26, 2019;

WHEREAS, PCDH, CBH and TC are Affiliates;

WHEREAS, Lynch, PCD, IS, SMS, FCM, MDR and 11 CBH are Affiliates;

WHEREAS, PCD has not paid rent with respect to the Lease Agreement–2 Commerce and the Lease Agreement–11 Commerce beginning in December 2019 through the Effective Date;

WHEREAS, TC filed a complaint in the Circuit Court of the Seventh Judicial Circuit in and for Flagler County, Florida (Case No. 2019 CA 000803) (the “TC Lawsuit”) for damages and for the eviction of PCD from Property–2 Commerce as a result of PCD’s failure to pay rent required under the Lease Agreement–2 Commerce;

WHEREAS, CBH filed a complaint in the Circuit Court of the Seventh Judicial Circuit in and for Flagler County, Florida (Case No. 2019 CA 000802) (the “CBH Lawsuit”) for damages and for the eviction of PCD from Property–11 Commerce as a result of PCD’s failure to pay rent required under the Lease Agreement–11 Commerce;

WHEREAS, after the institution of the eviction actions, SMS raised various claims against PCDH with respect to SMS’s acquisition of the membership interests of PCD from PCDH;

WHEREAS, PCDH, SMS and PCD entered into a Settlement Agreement, dated February 18, 2020 (the “First Settlement Agreement”);

WHEREAS, the AMREP Parties and the PCD Parties desire to resolve all claims and other matters between the parties and certain of their Affiliates (the “Outstanding Claims”);

WHEREAS, pursuant to the First Settlement Agreement, the PCD parties paid PCDH the total sum of $625,000.00;

WHEREAS, PCD breached the First Settlement Agreement; and

WHEREAS, in order to avoid ongoing litigation, the AMREP Parties and the PCD Parties have agreed to enter into this Contract upon terms and conditions more particularly set forth below.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained hereinbelow, each of the AMREP Parties and each of the PCD Parties covenant and agree as follows:

ARTICLE I – DEFINITIONS

The following terms have the meanings specified in this Article I:

“Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Lease Agreement–2 Commerce” that certain Industrial Lease, dated effective April 26, 2019, as amended, by and between TC, as landlord, and PCD, as tenant, for the Property–2 Commerce.

“Lease Agreement–11 Commerce” that certain Industrial Lease, dated effective April 26, 2019, as amended, by and between CBH, as landlord, and PCD, as tenant, for the Property–11 Commerce.

“Membership Interest Purchase Agreement” means that certain Membership Interest Purchase Agreement, dated as of April 26, 2019, between PCDH and SMS, with respect to the purchase of all of the membership interests of PCD from PCDH by SMS.

“Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

ARTICLE II – SETTLEMENT

Each of the AMREP Parties and each of the PCD Parties hereby agree to settle the Outstanding Claims upon the following terms and to cause each of their applicable Affiliates named below to make the payments below and/or to execute and deliver the documents identified below:

1.	Settlement Payment. In partial consideration for settling the Outstanding Claims in accordance with the terms of this Contract, PCD shall pay to PCDH Six Hundred Fifty Thousand Dollars ($650,000.00) in cash on the Effective Date. The AMREP Parties and PCD Parties agree and acknowledge that such payment is not the payment of rent.

2.	Representations. Each of the PCD Parties represent, warrant, stipulate and acknowledge to each of the AMREP Parties and each Affiliate of any AMREP Party that the following statements are true and correct as of the Effective Date:

a.	the Settlement Payment Amount (as defined in the First Settlement Agreement) paid by PCD pursuant to the First Settlement Agreement was a payment for which PCD received fair value, including being (a) a non-refundable deposit for the performance by PCD under the Property Purchase Agreement (as defined in the First Settlement Agreement) (which amount was fully applicable to the purchase price thereof), (b) consideration for CBH and TC agreeing to vacate the scheduled March 2020 hearings in the TC Lawsuit and CBH lawsuit, (c) fees for various liquidity availability and credit availability (including an origination fee for such availability) from the AMREP Parties and their Affiliates under the exhibits to the First Settlement Agreement and a liquidated settlement amount agreed between the parties to the First Settlement Agreement for the resolution of all outstanding claims of such parties and their Affiliates.

b.	(i) PCD did not pay any rent under the Lease Agreement–2 Commerce (including non-payment of 2019 real property taxes, late fees, collection/legal costs and default interest) for the months of December 2019, January 2020, February 2020, March 2020, April 2020 and May 2020, (ii) such rent equals $472,886.42 as of the Effective Date and (iii) such $472,886.42 of rent under the Lease Agreement–2 Commerce (including non-payment of 2019 real property taxes, late fees, collection/legal costs and default interest) for the months of December 2019, January 2020, February 2020, March 2020, April 2020 and May 2020 is being forgiven by TC pursuant to the terms of this Contract.

c.	(i) PCD did not pay any rent under the Lease Agreement–11 Commerce (including non-payment of 2019 real property taxes, late fees, collection/legal costs and default interest) for the months of December 2019, January 2020, February 2020, March 2020, April 2020 and May 2020, (ii) such rent equals $1,015,007.34 as of the Effective Date and (iii) such $1,015,007.34 of rent under the Lease Agreement–11 Commerce (including non-payment of 2019 real property taxes, late fees, collection/legal costs and default interest) for the months of December 2019, January 2020, February 2020, March 2020, April 2020 and May 2020 is being forgiven by TC pursuant to the terms of this Contract.

d.	the settlement payment paid by PCD pursuant to paragraph 1 of this Article II is a payment for which PCD is receiving fair value, including TC entering into the Second Lease Amendment for Property–2 Commerce (defined below) and CBH entering into the Second Lease Amendment for Property –11 Commerce (defined below), which results in changing the expiration date of each such lease from April 30, 2029 to August 15, 2020 representing approximately $17.0 million of value released by TC and CBH to PCD.

3.	Lease Amendments. As of the Effective Date, the Lease Agreement–2 Commerce shall be amended pursuant to a Second Amendment in the form of Exhibit A attached hereto (the “Second Lease Amendment for Property–2 Commerce”) and the Lease Agreement–11 Commerce shall be amended pursuant to a Second Amendment in the form of Exhibit B attached hereto (the “Second Lease Amendment for Property –11 Commerce”). The parties to the Second Lease Amendment for Property–2 Commerce and the Second Lease Amendment for Property–11 Commerce shall execute and deliver such amendments concurrent with this Contract.

4.	Smithsonian Release Agreement. As of the Effective Date, AMREP Corporation, Lynch, IS and PCD shall enter into and deliver to the other parties the Smithsonian Release Agreement in the form of Exhibit C attached hereto (the “Smithsonian Release Agreement”).

5.	Terminated Provisions of the First Settlement Agreement. For the avoidance of doubt, paragraphs numbered 2, 4, 5, 6 and 7 of Article II of the First Settlement Agreement are deemed null and void.

6.	Release of Claims. As of the Effective Date, the AMREP Parties and the PCD Parties shall cause their respective Affiliates to enter into the release agreements in the forms of Exhibit D and Exhibit E attached hereto (collectively, the “Release Agreements”). As of the Effective Date, PCD shall provide CBH a Stipulated Eviction Judgment in the form of Exhibit F attached hereto (the “CBH Judgment”). PCD agrees that: (i) the “Joint Stipulation for Final Judgment for Possession and Eviction” attached hereto as Exhibit F (the “CBH Joint Stipulation”) shall be signed and filed by PCD immediately upon the mutual execution of this Contract; and (ii) PCD, through counsel, shall appear at the hearing in the CBH Lawsuit scheduled for May 22, 2020, and fully support and consent to the Court entering at that hearing the CBH Judgment. As of the Effective Date, PCD shall provide TC a Stipulated Eviction Judgment of eviction in the form of Exhibit G attached hereto (the “TC Judgment”). PCD agrees that: (i) the “Joint Stipulation for Final Judgment for Possession and Eviction” attached hereto as Exhibit G (the “TC Joint Stipulation”) shall be signed and filed by PCD immediately upon the mutual execution of this Contract; and (ii) PCD, through counsel, shall appear at the hearing in the TC Lawsuit scheduled for May 22, 2020, and fully support and consent to the Court entering at that hearing the TC Judgment.

ARTICLE III – DEFAULT

In the event any party shall default in the performance of any of such party’s promises, obligations or duties hereunder, the non-defaulting party shall have any and all rights and remedies available for such default at law or in equity, including the equitable remedies of injunction and specific performance, except as follows: IN NO EVENT SHALL ANY PARTY BE LIABLE UNDER THIS CONTRACT TO ANY OTHER PARTY FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, STATUTORY, EXEMPLARY, SPECIAL OR PUNITIVE DAMAGES, INCLUDING ANY DAMAGES FOR BUSINESS INTERRUPTION, DIMINUTION IN VALUE OR LOSS OF USE, DATA, REVENUE OR PROFIT, WHETHER ARISING OUT OF BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, REGARDLESS OF WHETHER SUCH DAMAGES WERE FORESEEABLE AND WHETHER OR NOT THAT PARTY HAD BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FURTHERMORE, NOTWITHSTANDING THE FAILURE OF ANY AGREED OR OTHER REMEDY OF ITS ESSENTIAL PURPOSE, THE LIABILITY OF A PARTY ARISING OUT OF OR RELATED TO THIS CONTRACT OR OTHERWISE TO THE OTHER PARTY OR ANY THIRD PARTY, WHETHER ARISING OUT OF OR RELATED TO BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHERWISE, SHALL BE LIMITED TO DIRECT PROVABLE DAMAGES ONLY.

Notwithstanding anything to the contrary, PCD hereby agrees to indemnify, hold harmless and defend each AMREP Party and each Affiliate of any AMREP Party from and against any and all losses, damages, liabilities, costs and/or expenses (including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder), claims, lawsuits or other proceedings incurred or sustained by, or imposed upon, any AMREP Party or any Affiliate of any AMREP Party based upon, arising out of, with respect to or by reason of, directly or indirectly, any inaccuracy in or breach of any representation or warranty of any PCD Party contained in Paragraph 2 of Article II of this Contract.

Notwithstanding anything to the contrary, PCD and IS hereby agree to indemnify, hold harmless and defend each AMREP Party and each Affiliate of any AMREP Party from and against any and all losses, damages, liabilities, costs and/or expenses (including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder), claims, lawsuits or other proceedings incurred or sustained by, or imposed upon, any AMREP Party or any Affiliate of any AMREP Party based upon, arising out of, with respect to or by reason of, directly or indirectly, any sales or use tax or discretionary sales surtax (including any interest or penalties with respect to such sales or use tax or discretionary sales surtax) requested or required to be paid by any taxing authority within the State of Florida in connection with or as a result of the payment contemplated by Paragraph 1 of Article II of this Contract .

ARTICLE IV - NOTICES

All notices and other communications required or permitted to be given hereunder shall be in writing and shall be delivered to the mailing address set forth below, or such other addresses indicated by one party to the other party in writing from time to time, via (i) email, (ii) receipted overnight delivery, delivery fees prepaid; or (ii) receipted hand delivery:

To any PCD Party:	Studio Membership Services, LLC
347 West 36th Street, Unit 1300
New York, NY 10018
Attn: Liam Lynch
Email Address: liam@studio.vc

with a copy to:	Chad P. Pugatch, Esq.
Rice, Pugatch, Robinson, Storfer & Cohen, PLLC
101 Northeast Third Avenue, Suite 1800
Fort Lauderdale, Florida 33301
Email Address cpugatch@rprslaw.com

Robert Forman, Esq.
Robert S. Forman, P.A.
8201 Peters Rd., Suite 1000
Fort Lauderdale, Florida 33324-3266
Email Address: bob@rsflaw.com

Michael Kean, Esq.
Loren & Kean Law
7111 Fairway Dr. Suite 302
Palm Beach Gardens, Florida 33418-4206
Email Address: MKean@LorenKeanLaw.com

To any AMREP Party:	Palm Coast Data Holdco, Inc.
c/o AMREP Corporation
620 West Germantown Pike, Suite 175
Plymouth Meeting, Pennsylvania 19462
Attn: President
Email Address: cvitale@amrepcorp.com

with a copy to:	Matthew M. Spangler, Esq.
Lastrapes, Spangler & Pacheco, P.A.
333 Rio Rancho Drive, Suite 401
Rio Rancho, New Mexico 87124
Email Address: ms@lsplegal.com

Any notice or communication given hereunder shall be deemed to have been given: (i) if sent by e-mail, as of the date of transmission if sent before 5:00 p.m. Eastern Daylight Time and the day after transmission if after 5:00 p.m. Eastern Daylight Time, (ii) as of the date of delivery, if hand delivered; or (ii) as of the day following the date of delivery to an overnight courier service, if sent by overnight delivery.

ARTICLE V - MISCELLANEOUS PROVISIONS

1.            This Contract contains the entire agreement between the AMREP Parties and the PCD Parties and there are no other terms, conditions, promises, understandings, statements or representations, express or implied, concerning the transaction contemplated hereunder. All exhibits attached hereto, or to be attached hereto, are incorporated herein by reference. This Contract shall inure to the benefit of and bind the parties hereto, their personal representatives and successors and assigns. This Contract shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

2.            Each AMREP Party represents and warrants to each PCD Party that (a) each AMREP Party has full power and authority to enter into this Contract and perform this Contract in accordance with its terms and (b) the individual executing this Contract on behalf of each AMREP Party is authorized to do so and, upon his executing this Contract, this Contract shall be binding and enforceable upon each AMREP Party in accordance with its terms.

3.            Each PCD Party represents and warrants to each AMREP Party that (a) each PCD Party has full power and authority to enter into this Contract and perform this Contract in accordance with its terms and (b) the individual executing this Contract on behalf of each PCD Party is authorized to do so and, upon executing this Contract, this Contract shall be binding and enforceable on each PCD Party in accordance with its terms.

4.            The waiver of any breach of this Contract by any party shall not constitute a waiver of any subsequent breach either of the same or another provision of this Contract. If any of the provisions of this Contract shall be held by a court of competent jurisdiction to be unenforceable, the remaining provisions of this Contract, as the case may be, shall not be affected thereby.

5.            This Contract may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Contract delivered by facsimile, e-mail or other means of electronic transmission (to which a signed PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Contract. Each party may copy this completed Contract for electronic storage in a non-editable format, at which time the paper form of this Contract may be destroyed. Each party agrees that following the electronic storage of this Contract, any hardcopy printout of that electronically stored information will constitute an original of this Contract.

6.            For purposes of this Contract, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) “may” means has the right, but not the obligation to do something and “may not” means does not have the right to do something; (c) “will” and “shall” are expressions of command and not merely expressions of future intent or expectation; (d) “written” or “in writing” is used for emphasis in certain circumstances, but that will not derogate from the general application of the notice requirements set forth in Article IV in those and other circumstances; (e) singular use of words shall include the plural and vice versa; (f) use of a specific gender imports the other gender(s); (g) unless the context expressly provides otherwise, any approval, determination, election or authorization required to be obtained from a party shall be at such party’s sole discretion; (h) any reference to a number of days shall refer to calendar days and any reference to “month” shall refer to “calendar month;” (i) the word “or” is not exclusive; and (j) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Contract as a whole. Unless the context otherwise requires, references herein: (x) to Paragraphs, Articles and Exhibits refer to the Paragraphs and Articles of, and Exhibits attached to, this Contract; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to any law means such law as amended, modified, codified, replaced or reenacted. All remedies, rights, undertakings, obligations, and agreements contained in this Contract shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party. The headings in this Contract are for reference only and shall not affect the interpretation of this Contract. The parties intend that each representation, warranty, acknowledgment, agreement and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, acknowledgment, agreement or covenant contained herein in any respect, the fact that there exists another representation, warranty, acknowledgment, agreement or covenant relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached shall not detract from or mitigate the fact that the party is in breach of such representation, warranty, acknowledgment, agreement or covenant.

7.            Time is of the essence in the performance of this Contract. The parties hereto agree that force majeure shall not apply to this Contract. Furthermore, the parties hereto agree that the current COVID-19 pandemic is not a force majeure event and is not a reason for any delay in payment or performance under this Contract.

8.            Nothing contained herein is intended to create, nor shall it ever be construed to make (a) any each AMREP Party or any Affiliate of any each AMREP Party and (b) any PCD Party or any Affiliate of any PCD Party partners or joint venturers.

9.            If either party shall be required to employ an attorney to enforce or defend the rights of such party hereunder, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs from the other party. The prevailing party shall be the party who receives substantially the relief sought, whether by judgment, summary judgment, dismissal, settlement or otherwise.

10.          No Party shall assign this Contract or its rights hereunder without the prior written consent of the other Parties.

11.          Each Affiliate of any AMREP Party is a third party beneficiary of Paragraph 2 of Article II of this Contract.

12.          The parties hereto each acknowledge having had full opportunity to consult with counsel of their choice before executing this Contract.

13.          The parties hereto understand and agree this settlement is the compromise of disputed claims, and the agreements and payments set forth herein are not to be construed as admissions of liability by any party, which liability is expressly denied.

14.          Each party is solely responsible for any tax consequences it may incur by taking the action set forth in this Contract.

[Signatures on following pages]

IN WITNESS WHEREOF, the parties have caused this Contract to be duly executed and delivered as of the Effective Date.

Irish Studio LLC

/s/ Liam Lynch
Name: Liam Lynch		By:	/s/ Liam Lynch
Name: Liam Lynch
Title: Managing Member

Studio Membership Services, LLC		FulCircle Media, LLC

By:	/s/ Liam Lynch	By:	/s/ Liam Lynch
	Name: Liam Lynch		Name: Liam Lynch
	Title: Managing Member		Title: Managing Member

Media Data Resources, LLC		Palm Coast Data LLC

By:	/s/ Liam Lynch	By:	/s/ Liam Lynch
	Name: Liam Lynch		Name: Liam Lynch
	Title: Managing Member		Title: Managing Member

11 Commerce Blvd Holdings, LLC

By:	/s/ Liam Lynch
Name: Liam Lynch
Title: Managing Member

Palm Coast Data Holdco, Inc.		Commerce Blvd Holdings LLC

By:	/s/ Christopher V. Vitale	By:	/s/ Christopher V. Vitale
	Name: Christopher V. Vitale		Name: Christopher V. Vitale
	Title: President		Title: President

Two Commerce LLC

By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: President

Exhibit A to the Settlement Agreement

LEASE AMENDMENT FOR PROPERTY – TWO COMMERCE

SECOND AMENDMENT TO INDUSTRIAL LEASE

(REPLACES FIRST AMENDMENT IN ITS ENTIRETY)

THIS SECOND AMENDMENT (the “Second Amendment”) is made and entered into as of the 18th day of May, 2020 (the “Date Hereof”), by and between TWO COMMERCE LLC, a Florida limited liability company (“Landlord”), and PALM COAST DATA LLC, a Delaware limited liability company (“Tenant”).

WHEREAS, Landlord and Tenant entered into an Industrial Lease dated April 26, 2019 (the “Lease”) for certain real property located at 2 Commerce Boulevard, Palm Coast, Florida, and more particularly described in the Lease (the “Leased Premises”);

WHEREAS, Landlord and Tenant entered into a First Amendment to Industrial Lease dated February 18, 2020 (the “First Amendment”);

WHEREAS, Tenant and Landlord have agreed to amend the Lease and make certain other agreements benefitting Landlord and Tenant; and

WHEREAS, Landlord is willing to amend the Lease and enter into certain other agreements as contained in this Second Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained hereinbelow, Landlord and Tenant agree and covenant as follows:

1.            Definitions. Capitalized terms used but not defined in this Second Amendment have the meanings given to them in the Lease.

2.            Amendment. The Lease is hereby amended as follows:

A.       The First Amendment is null and void and of no further force or effect and is replaced by this Second Amendment.

B.       The term of the Lease is amended to expire on August 15, 2020.

C.       Notwithstanding anything to the contrary in the Lease, Tenant shall provide to Landlord in cash, at the time of execution hereof, a security deposit in the sum of $86,500.00. Such security deposit is being held by Landlord to secure Tenant’s obligations under the Lease (as amended by this Second Amendment).

D.       Notwithstanding anything to the contrary in the Lease, starting on the Date Hereof, Base Rent shall be One Hundred Sixteen Thousand Dollars ($116,000.00) plus applicable taxes at the rate of 6.5% or Seven Thousand Five Hundred Forty Dollars ($7,540.00) for the period from and including the Date Hereof through and including August 15, 2020. Notwithstanding anything to the contrary in the Lease, Tenant shall provide to Landlord in cash, at the time of execution hereof, Base Rent (including the applicable taxes thereon) in the amount of One Hundred Twenty Three Thousand Fiver Hundred Forty Dollars ($123,540.00).

E.       In addition to any other similar terms and provisions contained in the Lease, from the Date Hereof until Tenant fully vacates the Leased Premises, Tenant shall permit Landlord (and Landlord’s employees, agents and contractors) to fully market the Leased Premises for sale or for lease, including without limitation on-site signage, coordination of in-person showings and full, accurate and timely cooperation with any prospective buyer’s or lessee’s due diligence requests.

F.       Time is of the essence in the performance of the Lease. Landlord and Tenant agree that force majeure shall not apply to Lease. Furthermore, Landlord and Tenant agree that the current COVID-19 pandemic is not a force majeure event and is not a reason for any delay in payment or performance under the Lease.

3.           Ratification. As modified by this Second Amendment, the Lease is ratified and affirmed by Landlord and Tenant.

[Signatures on the following page.]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment as of the date first written above.

TENANT:		LANDLORD:
Palm Coast Data LLC, a		Two Commerce LLC, a
Delaware limited liability company		Florida limited liability company

By:	/s/ Liam Lynch	By:	/s/ Christopher V. Vitale

Name:	Liam Lynch	Name:	Christopher V. Vitale

Title:	Managing Member	Title:	President

WITNESSES:		WITNESSES:

/s/ Kristine Lynch		/s/ Kevin J. Dougherty
First Witness for Tenant		First Witness for Landlord
[Sign above; print name: Kristine Lynch		[Sign above; print name: Kevin J. Dougherty

/s/ Joseph Coyne	/s/ Daria M. Dougherty
Second Witness for Tenant	Second Witness for Landlord
[Sign above; print name: Joseph Coyne	[Sign above; print name: Daria M. Dougherty

Exhibit B to the Settlement Agreement

LEASE AMENDMENT FOR PROPERTY – 11 COMMERCE

SECOND AMENDMENT TO INDUSTRIAL LEASE

(REPLACES FIRST AMENDMENT IN ITS ENTIRETY)

THIS SECOND AMENDMENT (the “Second Amendment”) is made and entered into as of the 18th day of May , 2020 (the “Date Hereof”), by and between COMMERCE BLVD HOLDINGS LLC, a Florida limited liability company (“Landlord”), and PALM COAST DATA LLC, a Delaware limited liability company (“Tenant”).

WHEREAS, Landlord and Tenant entered into an Industrial Lease dated April 26, 2019 (the “Lease”) for certain real property located at 11 Commerce Boulevard, Palm Coast, Florida, and more particularly described in the Lease (the “Leased Premises”);

WHEREAS, Landlord and Tenant entered into a First Amendment to Industrial Lease dated February 18, 2020 (the “First Amendment”);

WHEREAS, Tenant and Landlord have agreed to amend the Lease and make certain other agreements benefitting Landlord and Tenant; and

WHEREAS, Landlord is willing to amend the Lease and enter into certain other agreements as contained in this Second Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained hereinbelow, Landlord and Tenant agree and covenant as follows:

1.             Definitions. Capitalized terms used but not defined in this Second Amendment have the meanings given to them in the Lease.

2.             Amendment. The Lease is hereby amended as follows:

A.       The First Amendment is null and void and of no further force or effect and is replaced by this Second Amendment.

B.       The term of the Lease is amended to expire on August 15, 2020.

C.       Notwithstanding anything to the contrary in the Lease, Tenant shall provide to Landlord in cash, at the time of execution hereof, a security deposit in the sum of $173,000.00. Such security deposit is being held by Landlord to secure Tenant’s obligations under the Lease (as amended by this Second Amendment).

D.       Notwithstanding anything to the contrary in the Lease, starting on the Date Hereof, Base Rent shall be Two Hundred Thirty-Four Thousand Dollars ($234,000.00) plus applicable taxes at the rate of 6.5% or Fifteen Thousand Two Hundred Ten Dollars ($15,210.00) for the period from and including the Date Hereof through and including August 15, 2020. Notwithstanding anything to the contrary in the Lease, Tenant shall provide to Landlord in cash, at the time of execution hereof, Base Rent (including the applicable taxes thereon) in the amount of Two Hundred Forty-Nine Thousand Two Hundred Ten Dollars ($249,210.00).

E.       In addition to any other similar terms and provisions contained in the Lease, from the Date Hereof until Tenant fully vacates the Leased Premises, Tenant shall permit Landlord (and Landlord’s employees, agents and contractors) to fully market the Leased Premises for sale or for lease, including without limitation on-site signage, coordination of in-person showings and full, accurate and timely cooperation with any prospective buyer’s or lessee’s due diligence requests.

F.       Time is of the essence in the performance of the Lease. Landlord and Tenant agree that force majeure shall not apply to Lease. Furthermore, Landlord and Tenant agree that the current COVID-19 pandemic is not a force majeure event and is not a reason for any delay in payment or performance under the Lease.

3.             Ratification. As modified by this Second Amendment, the Lease is ratified and affirmed by Landlord and Tenant.

[Signatures on the following page.]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment as of the date first written above.

TENANT:		LANDLORD:
Palm Coast Data LLC, a		Commerce Blvd Holdings LLC, a
Delaware limited liability company		Florida limited liability company

By:	/s/ Liam Lynch	By:	/s/ Christopher V. Vitale

Name:	Liam Lynch	Name:	Christopher V. Vitale

Title:	Managing Member	Title:	President

WITNESSES:		WITNESSES:

/s/ Kristine Lynch		/s/ Kevin J. Dougherty
First Witness for Tenant		First Witness for Landlord
[Sign above; print name: Kristine Lynch		[Sign above; print name: Kevin J. Dougherty

/s/ Joseph Coyne		/s/ Daria M. Dougherty
Second Witness for Tenant		Second Witness for Landlord
[Sign above; print name: Joseph Coyne		[Sign above; print name: Daria M. Dougherty

Exhibit C to the Settlement Agreement

SMITHSONIAN RELEASE AGREEMENT

THIS SMITHSONIAN RELEASE AGREEMENT (the “Contract”) is effective as of the 18th day of May, 2020 (the “Effective Date”), by and among AMREP Corporation, an Oklahoma corporation (“AMREP”), Liam Lynch, an individual (“Lynch”), Palm Coast Data LLC, a Delaware limited liability company (“PCD”), and Irish Studio, LLC, a Delaware limited liability company (“Irish Studio”).

RECITALS:

WHEREAS, AMREP is a party to the Smithsonian Agreement (defined below) pursuant to which AMREP may have certain payment obligations to Smithsonian in the future dependent on the performance of PCD to perform under its service agreement with Smithsonian;

WHEREAS, certain affiliates of AMREP, Lynch, Irish Studio and PCD are entering into various agreements, including this Contract, to resolve certain matters; and

WHEREAS, Lynch and PCD desire to remove AMREP from its obligations under the Smithsonian Agreement upon the terms and conditions stated hereinbelow, and

WHEREAS, a document entitled “Smithsonian Release Agreement” had previously been entered into on or about February 18, 2020 by and between certain of the parties hereto (“First Smithsonian Release”). It is the intention of the parties hereto that the First Smithsonian Release be considered null and void, terminated and or no further force or effect, and replaced by this Contract.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained hereinbelow, AMREP, Lynch, Irish Studio and PCD covenant and agree as follows:

ARTICLE I - DEFINITIONS

The following terms have the meanings specified in this Article I:

“Smithsonian” means Smithsonian Institution, a trust instrumentality of the United States created by an Act of Congress in 1846.

“Smithsonian Agreement” means that certain Support Agreement, dated May 14, 2018, by and between AMREP and Smithsonian, through Smithsonian Enterprises.

“Smithsonian Payment” means any amounts required to be paid by AMREP or its affiliates to Smithsonian or any of its affiliates pursuant to the terms and conditions of the Smithsonian Agreement.

ARTICLE II – TERMINATION OF PRIOR AGREEMENT

The First Smithsonian Release is null and void and is hereby replaced with this Contract.

ARTICLE III - PCD OBLIGATION TO PAY

In the event that at any time AMREP shall be required to pay the Smithsonian Payment, PCD shall promptly pay Smithsonian or its affiliates the Smithsonian Payment prior to the date such Smithsonian Payment is due to be paid by AMREP to Smithsonian or its affiliates but no later than five (5) business days following PCD’s receipt of notice from AMREP of such Smithsonian Payment.

ARTICLE IV- TERMINATION OF AMREP OBLIGATIONS

PCD, Irish Studio and Lynch shall use their best efforts to have Smithsonian terminate the Smithsonian Agreement. PCD, Irish Studio and Lynch shall use their best efforts to have PCD or one or more of their affiliates or owners enter into a new support agreement replacing the Smithsonian Agreement.

ARTICLE V – GUARANTY OF IRISH STUDIO

Irish Studio hereby irrevocably, absolutely and unconditionally guarantees the full and prompt payment and performance when due of PCD’s obligations under Articles III hereof (the “Guaranty”). This Guaranty shall be effective as of the Effective Date and shall remain in full force and effect until the earlier of (A) the date on which all of PCD’s obligations under Articles III hereof are indefeasibly paid in full, satisfied and have expired by their terms or (B) an express release and termination is given in writing by AMREP. This Guaranty shall be a continuing and irrevocable guaranty, shall be a guaranty of performance and not of collection, and the liability of the Guarantors hereunder shall remain in full force and effect and shall in no way be affected, modified, or diminished by reason of (i) any modification or waiver of, or change in, any of the terms or conditions of the Smithsonian Agreement in accordance with the terms and conditions thereof; (ii) any bankruptcy, insolvency, reorganization, liquidation, arrangement, assignment for the benefit of creditors, receivership, trusteeship or similar proceeding (a “Bankruptcy Event”) affecting PCD, whether or not notice thereof is given to Irish Studio; or (iii) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Irish Studio hereunder. For the avoidance of doubt, nothing contained herein shall be deemed to limit the rights of, or defenses available to, AMREP or its affiliates under any of other agreement.

Irish Studio hereby unconditionally waives promptness, diligence, notice of acceptance of this Guaranty and any other notice with respect to this Guaranty. Irish Studio agrees to pay AMREP on demand all reasonable fees and costs, including reasonable attorneys’ fees, incurred by or on behalf of AMREP in enforcing the obligations of Irish Studio under this Guaranty. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment of any amount made by Irish Studio to AMREP is rescinded, avoided or rendered void as a preferential transfer, impermissible set-off, fraudulent conveyance or must otherwise be returned by AMREP upon the occurrence of a Bankruptcy Event affecting Irish Studio, PCD, all as though such payment had not been made. The rights of AMREP under this Guaranty are not conditional or contingent upon any requirement of, or attempt by, AMREP to exercise any of its rights under any other agreement or any other provision of this Contract. Irish Studio irrevocably waives any present or future right to which Irish Studio is or becomes entitled to be subrogated to AMREP’s rights against PCD or to seek contribution, reimbursement, indemnification, subrogation or the like from PCD on account of this Guaranty, or to assert any other claim or right of action against PCD on account of, or arising under, or relating to this Guaranty.

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Irish Studio’s obligations to make payment in accordance with the terms of this Guaranty shall not be impaired, modified, changed, released or limited in any manner whatsoever by: (a) any impairment, modification, change, release or limitation of obligations under Articles III hereof or PCD’s estate in bankruptcy or reorganization resulting from the operation of any present or future provision of the Federal Bankruptcy Act or other statute or from the decision of any court; (b) any insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding relating to PCD or its properties or creditors; (c) any presently existing or hereinafter enacted or made law, ordinance, regulation, judicial decision or administrative decision of any type or nature, including any law, ordinance, regulation, judicial decision or administrative decision which or otherwise impairs PCD’s ability to perform PCD’s obligations under Articles III hereof; (d) the fact that any of PCD’s obligations under Articles III hereof may become due or payable in or, in connection with, or by reason of, any agreement or transaction which may be invalid, irregular or unenforceable for any reason, or if PCD is a partnership, by the addition, withdrawal or death of any partner or any other change therein; or (e) by reason of any action whatsoever taken by AMREP or any of its affiliates (including a sale, lease, disposition, liquidation or other realization), which may be negligent, willful or otherwise in respect to any security in which AMREP or any of its affiliates may at any time have any interest or against any other party liable for all or any part of PCD’s obligations under Articles III hereof.

ARTICLE VI – NOTICES

All notices and other communications required or permitted to be given hereunder shall be in writing and shall be delivered to the mailing address set forth below, or such other addresses indicated by one party to the other party in writing from time to time, via (i) email, (ii) receipted overnight delivery, delivery fees prepaid; or (ii) receipted hand delivery:

To Lynch, Irish Studio and PCD:	Palm Coast Data LLC
347 West 36th Street, Unit 1300
New York, NY 10018
Attn: Liam Lynch
Email Address: liam@studio.vc

with a copy to:	Chad P. Pugatch, Esq.
Rice Pugatch Robinson Storfer & Cohen, PLLC
101 Northeast Third Avenue, Suite 1800
Fort Lauderdale, Florida 33301
Email Address: cpugatch@rprslaw.com

Robert Forman, Esq.
Robert S. Forman, P.A.
8201 Peters Rd., Suite 1000
Fort Lauderdale, Florida 33324-3266
Email Address: bob@rsflaw.com

Michael Kean, Esq.
Loren & Kean Law
7111 Fairway Dr. Suite 302
Palm Beach Gardens, Florida 33418-4206
Email Address: MKean@LoenKeanLaw.com

To AMREP:	AMREP Corporation
620 West Germantown Pike, Suite 175
Plymouth Meeting, Pennsylvania 19462
Attn: President
Email Address: cvitale@amrepcorp.com

with a copy to:	Matthew M. Spangler, Esq.
Lastrapes, Spangler & Pacheco, P.A.
333 Rio Rancho Drive, Suite 401
Rio Rancho, New Mexico 87124
Email Address: ms@lsplegal.com

Any notice or communication given hereunder shall be deemed to have been given: (i) if sent by e-mail, as of the date of transmission if sent before 5:00 p.m. Eastern Daylight Time and the day after transmission if after 5:00 p.m. Eastern Daylight Time, (ii) as of the date of delivery, if hand delivered; or (ii) as of the day following the date of delivery to an overnight courier service, if sent by overnight delivery.

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ARTICLE VII - MISCELLANEOUS PROVISIONS

1.                     This Contract contains the entire agreement between AMREP, Lynch, Irish Studio and PCD and there are no other terms, conditions, promises, understandings, statements or representations, express or implied, concerning the transaction contemplated hereunder. This Contract shall inure to the benefit of and bind the parties hereto, their personal representatives and successors and assigns. This Contract shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

2.                     The waiver of any breach of this Contract by any party shall not constitute a waiver of any subsequent breach either of the same or another provision of this Contract. If any of the provisions of this Contract shall be held by a court of competent jurisdiction to be unenforceable, the remaining provisions of this Contract, as the case may be, shall not be affected thereby.

3.                     AMREP represents and warrants to Lynch, Irish Studio and PCD that the individual executing this Contract on behalf of AMREP is authorized to do so and, upon his executing this Contract, this Contract shall be binding and enforceable upon AMREP in accordance with its terms.

4.                     Each Lynch, Irish Studio and PCD represents and warrants to AMREP that (a) each of Lynch, Irish Studio and PCD has full power and authority to enter into this Contract and perform this Contract in accordance with its terms, (b) the individual executing this Contract on behalf of Lynch, Irish Studio and PCD is authorized to do so and, upon executing this Contract, this Contract shall be binding and enforceable on Lynch, Irish Studio and PCD in accordance with its terms and (c) Irish Studio has not been insolvent at any time since January 1, 2019, is not currently insolvent and will not be rendered insolvent by virtue of the transactions contemplated by the Settlement Agreement, dated as of the Effective Date, by and between Palm Coast Data Holdco, Inc., Commerce Blvd Holdings LLC, Two Commerce LLC, Lynch, Irish Studio, Studio Membership Services, LLC, FulCircle Media, LLC, Media Data Resources, LLC, 11 Commerce Blvd Holdings, LLC and PCD. For purposes of the foregoing, “insolvent” means, with respect to Irish Studio, that (i) the sum of Irish Studio’s debts is greater than all of its assets at a fair valuation or (ii) Irish Studio is generally not paying its debts as they become due. The representations and warranties of Lynch, Irish Studio and PCD contained in this Paragraph 4 of this Article VI shall survive closing, shall not be subject to the doctrine of merger.

5.                     This Contract may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Contract delivered by facsimile, e-mail or other means of electronic transmission (to which a signed PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Contract. Each party may copy this completed Contract for electronic storage in a non-editable format, at which time the paper form of this Contract may be destroyed. Each party agrees that following the electronic storage of this Contract, any hardcopy printout of that electronically stored information will constitute an original of this Contract.

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6.                    For purposes of this Contract, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation”; (b) “may” means has the right, but not the obligation to do something and “may not” means does not have the right to do something; (c) “will” and “shall” are expressions of command and not merely expressions of future intent or expectation; (d) “written” or “in writing” is used for emphasis in certain circumstances, but that will not derogate from the general application of the notice requirements set forth in Article VII in those and other circumstances; (e) singular use of words shall include the plural and vice versa; (f) use of a specific gender imports the other gender(s); (g) unless the context expressly provides otherwise, any approval, determination, election or authorization required to be obtained from a party shall be at such party’s sole discretion; (h) any reference to a number of days shall refer to calendar days and any reference to “month” shall refer to “calendar month;” (i) the word “or” is not exclusive; and (j) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Contract as a whole. Unless the context otherwise requires, references herein: (x) to Articles refer to the Articles of this Contract; (y) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (z) to any law means such law as amended, modified, codified, replaced or reenacted. All remedies, rights, undertakings, obligations, and agreements contained in this Contract shall be cumulative, and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either party. The headings in this Contract are for reference only and shall not affect the interpretation of this Contract. The parties intend that each representation, warranty, acknowledgement, agreement and covenant contained herein shall have independent significance. If any party has breached any representation, warranty, acknowledgement, agreement or covenant contained herein in any respect, the fact that there exists another representation, warranty, acknowledgement, agreement or covenant relating to the same subject matter (regardless of the relative levels of specificity) that the party has not breached shall not detract from or mitigate the fact that the party is in breach of such representation, warranty, acknowledgement, agreement or covenant.

7.                    Time is of the essence in the performance of this Contract. The parties hereto agree that force majeure shall not apply to this Contract. Furthermore, the parties hereto agree that the current COVID-19 pandemic is not a force majeure event and is not a reason for any delay in payment or performance under this Contract.

8.                     Nothing contained herein is intended to create, nor shall it ever be construed to make, AMREP, Lynch, Irish Studio or PCD partners or joint venturers.

9.                     If any party shall be required to employ an attorney to enforce or defend the rights of such party hereunder, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs from the other parties. The prevailing party shall be the party who receives substantially the relief sought, whether by judgment, summary judgment, dismissal, settlement or otherwise.

10.                  Lynch, Irish Studio and PCD shall not assign this Contract or its rights hereunder without the prior written consent of AMREP.

[Signatures on following pages]

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IN WITNESS WHEREOF, the parties have executed this Contract as of the Effective Date.

AMREP Corporation

By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: President

/s/ Liam Lynch
Name: Liam Lynch

Irish Studio LLC,
a Delaware limited liability company

By:	/s/ Liam Lynch
Name: Liam Lynch
Title: Managing Member

Palm Coast Data LLC,
a Delaware limited liability company

By:	/s/ Liam Lynch
Name: Liam Lynch
Title: Managing Member

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Exhibit D to the Settlement Agreement

RELEASE AGREEMENT

This Release Agreement, dated as of May 18, 2020 (the “Release Agreement”), is made

•	by Liam Lynch, an individual (“Lynch”), Irish Studio LLC, a Delaware limited liability company (“IS”), Studio Membership Services, LLC, a Delaware limited liability company (“SMS”), FulCircle Media, LLC, a Delaware limited liability company (“FCM”), Media Data Resources, LLC, a Delaware limited liability company (“MDR”), 11 Commerce Blvd Holdings, LLC, a Delaware limited liability company (“11 CBH”), and Palm Coast Data LLC, a Delaware limited liability company (“PCD”, and together with Lynch, IS, SMS, FCM, MDR and 11 CBH, the “PCD Parties”),

•	in favor of AMREP Corporation, an Oklahoma corporation (“AXR”), American Republic Investment Co., a Delaware corporation (“ARIC”), AMREP Southwest Inc., a New Mexico corporation (“ASW”), Outer Rim Investments, Inc., a New Mexico corporation (“ORI”), Palm Coast Data Holdco, Inc., a Delaware corporation (“PCDH”), Commerce Blvd Holdings LLC, a Florida limited liability company (“CBH”), and Two Commerce LLC, a Florida limited liability company (“TC”, and together with AXR, ARIC, ASW, ORI, PCDH and CBH, the “AMREP Parties”) (the PCD Parties and the AMREP Parties are referred to as the “Parties”, and each, a “Party”), and the other Releasees (defined below).

WITNESSETH:

WHEREAS, Lynch is a majority member in, and majority owner of, IS;

WHEREAS, IS is the sole member in, and sole owner of, SMS;

WHEREAS, SMS is the sole member in, and sole owner of, each of PCD and MDR;

WHEREAS, PCD is the sole member in, and sole owner of, FCM;

WHEREAS, AXR owns all of the issued and outstanding shares of capital stock of ARIC;

WHEREAS, ARIC owns all of the issued and outstanding shares of capital stock of PCDH and ASW;

WHEREAS, ARIC is the sole member in, and sole owner of, CBH;

WHEREAS, ASW owns all of the issued and outstanding shares of capital stock of ORI;

WHEREAS, ORI is the sole member in, and sole owner of, TC;

WHEREAS, each of the PCD Parties are Affiliates (as defined herein);

WHEREAS, each of the AMREP Parties are Affiliates;

WHEREAS, the PCD Parties and the AMREP Parties are entering into Settlement Agreement of even date herewith (the “Settlement Agreement”) by which this Release Agreement is a required document; and

WHEREAS, each PCD Party and the other Releasors (as defined herein) are releasing each AMREP Party and each of their Affiliates and the other Releasees (as defined herein) from the Released Claims (as defined herein).

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.           Release.

(a)          Effective as of the date hereof, each PCD Party, for itself and on behalf of each other Releasor, hereby irrevocably and unconditionally releases, waives and forever discharges each Releasee of and from any and all Released Claims.

(i)            The term “Claims” means actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, unanticipated as well as anticipated, that now exist or may hereafter accrue based on matters now unknown as well as known, in law, admiralty or equity, which any of such Releasors ever had, now have or hereafter can, shall or may have against any of such Releasees for, upon or by reason of any matter, cause, conduct, event, occurrence, omission or thing whatsoever, existing or occurring before the date hereof.

(ii)           The term “Releasor” means each PCD Party, each of their Affiliates and the direct and indirect subsidiaries, Affiliates, employees, officers, directors, stockholders, members, agents, representatives, accountants, lawyers, consultants, advisors, successors and assigns of each PCD Party or each of its Affiliates; provided that, the term “Releasor” shall not include any AMREP Party.

(iii)          The term “Releasee” means each AMREP Party, each of their Affiliates and the direct and indirect subsidiaries, Affiliates, employees, officers, directors, stockholders, members, agents, representatives, accountants, lawyers, consultants, advisors, successors and assigns of each AMREP Party or each of its Affiliates; provided that, the term “Releasee” shall not include any PCD Party.

(iv)          The term “Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

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(v)           The term “Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

(vi)          The term “Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any federal, state or local government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any arbitrator or federal, state or local court or tribunal of competent jurisdiction.

(vii)         The term “Released Claims” means any and all Claims arising from events occurring from the beginning of time to the date of this Release Agreement including without limitation any and all Claims which: (i) were or could have been included in the TC Lawsuit (as defined in the Settlement Agreement) and/or the CBH Lawsuit (as defined in the Settlement Agreement), (ii) arose, arise from or are related, directly or indirectly, to the Membership Interest Purchase Agreement between PCDH and SMS dated April 26, 2019, the ownership of Membership Interests in PCD by SMS, and/or the PCD business, customer contracts, leases or other PCD contracts; (iii) any claim by any PCD Party or any third party related to PCD client postage deposits and/or dividends, distributions or payments related thereto; and (iv) claims for avoidance of a $625,000 preferential transfer pursuant to the Bankruptcy Code, but specifically excludes any Claims arising under or for the purpose of enforcing the terms and provisions of the Settlement Agreement.

(b)          Each PCD Party, on behalf of itself and each other Releasor, hereby irrevocably agrees to refrain from directly or indirectly asserting any claim or demand or commencing (or causing to be commenced) any suit, action, or proceeding of any kind, in any court or before any tribunal, against any Releasee based upon any Released Claim.

(c)          Each PCD Party, on behalf of itself and each other Releasor, represents and warrants that (i) it or another Releasor is the exclusive owner of the Released Claims and that, as of the date hereof, no Releasor has assigned, sold, transferred or otherwise conveyed any Released Claim to any other person or entity and (ii) as of the date hereof, no Releasor has filed with any court, tribunal or alternative dispute resolution organization any claim, demand, action, joinder or cause of action against any Releasee. If this warranty and representation should later be found to be untrue, then, in addition to any other relief or damages to which a Releasee may be entitled, each PCD Party shall, at no cost or expense to any Releasee, immediately file all documents and take all action necessary to have the claim, action or cause of action dismissed or discontinued with prejudice.

(d)          Each PCD Party, on behalf of itself and each other Releasor, understands that it may later discover Claims or facts that may be different than, or in addition to, those that any Releasor now knows or believes to exist regarding the subject matter of the release contained in this Section 1, and which, if known at the time of signing this Release Agreement, may have materially affected this Release Agreement and such Party’s decision to enter into it and grant the release contained in this Section 1. Nevertheless, each PCD Party, on behalf of itself and each other Releasor, intends to and does fully, finally and forever waive, settle and release all Released Claims that now exist, may arise or accrue hereafter or previously existed, whether known or unknown, foreseen or unforeseen, or suspected or unsuspected, and the release given herein is and will remain in effect as a complete release, notwithstanding the discovery or existence of any additional or different facts. Each PCD Party, on behalf of itself and each other Releasor, hereby waives, settles and releases any right or Released Claims that might arise as a result of any such different or additional Claims or facts.

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(e)          Notwithstanding anything to the contrary, PCD and IS hereby agrees to indemnify, hold harmless and defend each and every Releasee from and against any and all losses, damages, liabilities, costs and/or expenses (including reasonable attorneys’ fees and the cost of enforcing any right to indemnification hereunder), claims, lawsuits or other proceedings incurred or sustained by, or imposed upon, any Releasee based upon, arising out of, with respect to or by reason, directly or indirectly, of any claim by any PCD Party or any third party related to PCD client postage deposits.

2.           Representations and Warranties. Each Party hereby represents and warrants to the other Party that:

(a)          It has the full right and corporate or limited liability company, as the case may be, power and authority to enter into, execute and deliver this Release Agreement, to grant the release contained herein and to perform its obligations hereunder.

(b)          The execution by the undersigned individual executing this Release Agreement on its behalf, and the delivery of this Release Agreement on its behalf, has been duly authorized by all necessary corporate or limited liability company, as the case may be, action on the part of such Party, and such undersigned individual is a duly authorized signatory of such Party.

(c)          This Release Agreement has been duly and validly executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Parties hereto) constitutes the legal, valid and binding obligation of the Party, enforceable against it in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws and equitable principles related to or affecting creditors’ rights generally or the effect of general principles of equity.

EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF THE PARTIES HEREIN, (A) NO PARTY HERETO NOR ANY PERSON ON SUCH PARTY’S BEHALF HAS MADE OR MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER, EITHER ORAL OR WRITTEN, WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR OTHERWISE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED, AND (B) EACH PARTY HERETO ACKNOWLEDGES THAT, IN ENTERING INTO THIS RELEASE AGREEMENT, IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY THE OTHER PARTY (OTHER THAN THE EXPRESS REPRESENTATIONS SET FORTH HEREIN), OR ANY OTHER PERSON ON SUCH OTHER PARTY’S BEHALF.

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3.           Miscellaneous.

(a)          Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(b)          Entire Agreement. This Agreement constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous representations, warranties, understandings and agreements, both written and oral, with respect to such subject matter.

(c)          Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party may assign its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning Party of any of its obligations hereunder.

(d)          No Third Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(e)          Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

(f)           Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

i.             This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

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ii.            ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE CITY OF NEW YORK IN THE BOROUGH OF MANHATTAN, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

iii.           EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section.

(g)          Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

(h)          Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission (to which a signed PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. Either Party may copy this completed Agreement for electronic storage in a non-editable format, at which time the paper form of this Agreement may be destroyed. Each Party agrees that following the electronic storage of this Agreement, any hardcopy printout of that electronically stored information will constitute an original of this Agreement.

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IN WITNESS WHEREOF, the Parties have caused this Release Agreement to be duly executed and delivered as of the date first written above.

Irish Studio LLC
/s/ Liam Lynch
Name: Liam Lynch
		By:	/s/ Liam Lynch
Name: Liam Lynch
Title: Managing Member

Studio Membership Services, LLC		FulCircle Media, LLC

By:	/s/ Liam Lynch	By:	/s/ Liam Lynch
	Name: Liam Lynch		Name: Liam Lynch
	Title: Managing Member		Title: Managing Member

Media Data Resources, LLC		Palm Coast Data LLC

By:	/s/ Liam Lynch	By:	/s/ Liam Lynch
	Name: Liam Lynch		Name: Liam Lynch
	Title: Managing Member		Title: Managing Member

11 Commerce Blvd Holdings, LLC

By:	/s/ Liam Lynch
Name: Liam Lynch
Title: Managing Member

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AMREP Corporation		American Republic Investment Co.

By:	/s/ Christopher V. Vitale	By:	/s/ Christopher V. Vitale
	Name: Christopher V. Vitale		Name: Christopher V. Vitale
	Title: President		Title: President

AMREP Southwest Inc.		Outer Rim Investments, Inc.

By:	/s/ Christopher V. Vitale	By:	/s/ Christopher V. Vitale
	Name: Christopher V. Vitale		Name: Christopher V. Vitale
	Title: President		Title: President

Palm Coast Data Holdco, Inc.		Commerce Blvd Holdings LLC

By:	/s/ Christopher V. Vitale	By:	/s/ Christopher V. Vitale
	Name: Christopher V. Vitale		Name: Christopher V. Vitale
	Title: President		Title: President

Two Commerce LLC

By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: President

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Exhibit E to the Settlement Agreement

RELEASE AGREEMENT

This Release Agreement, dated as of May 18, 2020 (the “Release Agreement”), is made

•	by AMREP Corporation, an Oklahoma corporation (“AXR”), American Republic Investment Co., a Delaware corporation (“ARIC”), AMREP Southwest Inc., a New Mexico corporation (“ASW”), Outer Rim Investments, Inc., a New Mexico corporation (“ORI”), Palm Coast Data Holdco, Inc., a Delaware corporation (“PCDH”), Commerce Blvd Holdings LLC, a Florida limited liability company (“CBH”), and Two Commerce LLC, a Florida limited liability company (“TC”, and together with AXR, ARIC, ASW, ORI, PCDH and CBH, the “AMREP Parties”),

•	in favor of Liam Lynch, an individual (“Lynch”), Irish Studio, LLC, a Delaware limited liability company (“IS”), Studio Membership Services, LLC, a Delaware limited liability company (“SMS”), FulCircle Media, LLC, a Delaware limited liability company (“FCM”), Media Data Resources, LLC, a Delaware limited liability company (“MDR”), 11 Commerce Blvd Holdings, LLC, a Delaware limited liability company (“11 CBH”), and Palm Coast Data LLC, a Delaware limited liability company (“PCD”, and together with Lynch, IS, SMS, FCM, MDR and 11 CBH, the “PCD Parties”) (the PCD Parties and the AXR Entities are referred to as the “Parties”, and each, a “Party”), and the other Releasees (defined below).

WITNESSETH:

WHEREAS, Lynch is the majority member in, and majority owner of, IS;

WHEREAS, IS is the sole member in, and sole owner of, SMS;

WHEREAS, SMS is the sole member in, and sole owner of, each of PCD and MDR;

WHEREAS, PCD is the sole member in, and sole owner of, FCM;

WHEREAS, AXR owns all of the issued and outstanding shares of capital stock of ARIC;

WHEREAS, ARIC owns all of the issued and outstanding shares of capital stock of PCDH and ASW;

WHEREAS, ARIC is the sole member in, and sole owner of, CBH;

WHEREAS, ASW owns all of the issued and outstanding shares of capital stock of ORI;

WHEREAS, ORI is the sole member in, and sole owner of, TC;

WHEREAS, each of the PCD Parties are Affiliates (as defined herein);

WHEREAS, each of the AMREP Parties are Affiliates;

WHEREAS, the PCD Parties and the AMREP Parties are entering into Settlement Agreement of even date herewith (the “Settlement Agreement”) by which this Release Agreement is a required document; and

WHEREAS, each AMREP Party and the other Releasors (as defined herein) are releasing each PCD Party and each of their Affiliates and the other Releasees (as defined herein) from the Released Claims (as defined herein).

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.             Release.

(a)         Notwithstanding anything else contained in this Release Agreement, the provisions of Section 1 of this Release Agreement are effective if and only if (A) all amounts have been timely paid by PCD to PCDH pursuant to paragraph 1 of Article II of the Settlement Agreement on or before May 18, 2020, (B) all amounts have been timely paid by PCD to TC pursuant to sections 2(C) and 2(D) of the Second Lease Amendment for Property–2 Commerce (as defined in the Settlement Agreement) on or before May 18, 2020 and (C) all amounts have been timely paid by PCD to CBH pursuant to sections 2(C) and 2(D) of the Second Lease Amendment for Property–11 Commerce (as defined in the Settlement Agreement) on or before May 18, 2020. Each AMREP Party, for itself and on behalf of each other Releasor, hereby irrevocably and unconditionally releases, waives and forever discharges each Releasee of and from any and all Released Claims.

(i)               The term “Claims” means actions, causes of action, suits, losses, liabilities, rights, debts, dues, sums of money, accounts, reckonings, obligations, costs, expenses, liens, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands, of every kind and nature whatsoever, whether now known or unknown, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, unanticipated as well as anticipated, that now exist or may hereafter accrue based on matters now unknown as well as known, in law, admiralty or equity, which any of such Releasors ever had, now have or hereafter can, shall or may have against any of such Releasees for, upon or by reason of any matter, cause, conduct, event, occurrence, omission or thing whatsoever, existing or occurring before the date hereof

(ii)              The term “Releasor” means each AMREP Party, each of their Affiliates and the direct and indirect subsidiaries, Affiliates, employees, officers, directors, stockholders, members, agents, representatives, accountants, lawyers, consultants, advisors, successors and assigns of each AMREP Party or each of its Affiliates; provided that, the term “Releasor” shall not include any PCD Party.

(iii)            The term “Releasee” means each PCD Party, each of their Affiliates and the direct and indirect subsidiaries, Affiliates, employees, officers, directors, stockholders, members, agents, representatives, accountants, lawyers, consultants, advisors, successors and assigns of each PCD Party or each of its Affiliates; provided that, the term “Releasee” shall not include any AMREP Party.

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(iv)             The term “Affiliate” of a Person means any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

(v)              The term “Person” means an individual, corporation, partnership, joint venture, limited liability company, governmental authority, unincorporated organization, trust, association or other entity.

(vi)             The term “Law” means any statute, law, ordinance, regulation, rule, code, order, constitution, treaty, common law, judgment, decree, other requirement or rule of law of any federal, state or local government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any arbitrator or federal, state or local court or tribunal of competent jurisdiction.

(vii)          The term “Released Claims” means any and all Claims arising from events occurring from the beginning of time to the date of this Release Agreement including any and all Claims which were or could have been included in the TC Lawsuit (as defined in the Settlement Agreement) and/or the CBH Lawsuit (as defined in the Settlement Agreement), but specifically excludes any Claims (i) arising under or for the purpose of enforcing the terms and provisions of the Settlement Agreement (including the exhibits thereto), (ii) relating to the 2 Commerce Lease Agreement (as amended) which arise after the date hereof, and/or (iii) relating to the 11 Commerce Lease Agreement (as amended) which arise after the date hereof.

(b)         Each AMREP Party, on behalf of itself and each other Releasor, hereby irrevocably agrees to refrain from directly or indirectly asserting any claim or demand or commencing (or causing to be commenced) any suit, action, or proceeding of any kind, in any court or before any tribunal, against any Releasee based upon any Released Claim.

(c)         Each AMREP Party, on behalf of itself and each other Releasor, represents and warrants that (i) it or another Releasor is the exclusive owner of the Released Claims and that, as of the date hereof, no Releasor has assigned, sold, transferred or otherwise conveyed any Released Claim to any other person or entity and (ii) as of the date hereof, no Releasor has filed with any court, tribunal or alternative dispute resolution organization any claim, demand, action, joinder or cause of action against any Releasee except the TC Lawsuit and the CBH Lawsuit. If this warranty and representation should later be found to be untrue, then, in addition to any other relief or damages to which a Releasee may be entitled, each AMREP Party shall, at no cost or expense to any Releasee, immediately file all documents and take all action necessary to have the claim, action or cause of action dismissed or discontinued with prejudice.

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(d)         Each AMREP Party, on behalf of itself and each other Releasor, understands that it may later discover Claims or facts that may be different than, or in addition to, those that any Releasor now knows or believes to exist regarding the subject matter of the release contained in this Section 1, and which, if known at the time of signing this Release Agreement, may have materially affected this Release Agreement and such Party’s decision to enter into it and grant the release contained in this Section 1. Nevertheless, each AMREP Party, on behalf of itself and each other Releasor, intends to and does fully, finally and forever waive, settle and release all Released Claims that now exist, may arise or accrue hereafter or previously existed, whether known or unknown, foreseen or unforeseen, or suspected or unsuspected, and the release given herein is and will remain in effect as a complete release, notwithstanding the discovery or existence of any additional or different facts. Each AMREP Party, on behalf of itself and each other Releasor, hereby waives, settles and releases any right or Released Claims that might arise as a result of any such different or additional Claims or facts.

2.           Representations and Warranties. Each Party hereby represents and warrants to the other Party that:

(a)         It has the full right and corporate or limited liability company, as the case may be, power and authority to enter into, execute and deliver this Release Agreement, to grant the release contained herein and to perform its obligations hereunder.

(b)         The execution by the undersigned individual executing this Release Agreement on its behalf, and the delivery of this Release Agreement on its behalf, has been duly authorized by all necessary corporate or limited liability company, as the case may be, action on the part of such Party, and such undersigned individual is a duly authorized signatory of such Party.

(c)         This Release Agreement has been duly and validly executed and delivered by such Party and (assuming due authorization, execution and delivery by the other Parties hereto) constitutes the legal, valid and binding obligation of the Party, enforceable against it in accordance with its terms, except as may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws and equitable principles related to or affecting creditors’ rights generally or the effect of general principles of equity.

EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES OF THE PARTIES HEREIN, (A) NO PARTY HERETO NOR ANY PERSON ON SUCH PARTY’S BEHALF HAS MADE OR MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY WHATSOEVER, EITHER ORAL OR WRITTEN, WHETHER ARISING BY LAW, COURSE OF DEALING, COURSE OF PERFORMANCE, USAGE OF TRADE OR OTHERWISE, ALL OF WHICH ARE EXPRESSLY DISCLAIMED, AND (B) EACH PARTY HERETO ACKNOWLEDGES THAT, IN ENTERING INTO THIS RELEASE AGREEMENT, IT HAS NOT RELIED UPON ANY REPRESENTATION OR WARRANTY MADE BY THE OTHER PARTY (OTHER THAN THE EXPRESS REPRESENTATIONS SET FORTH HEREIN), OR ANY OTHER PERSON ON SUCH OTHER PARTY’S BEHALF.

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3.           Miscellaneous.

(a)           Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

(b)           Entire Agreement. This Agreement constitutes the sole and entire agreement of the Parties with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous representations, warranties, understandings and agreements, both written and oral, with respect to such subject matter.

(c)           Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Neither Party may assign its rights or obligations hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning Party of any of its obligations hereunder.

(d)           No Third Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

(e)           Amendment and Modification; Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each Party. No waiver by any Party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the Party so waiving. No waiver by any Party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

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(f)            Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.

i.              This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

ii.             ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE CITY OF NEW YORK IN THE BOROUGH OF MANHATTAN, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR ANY PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

iii.            EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section.

(g)           Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy to which they are entitled at law or in equity.

(h)           Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission (to which a signed PDF copy is attached) shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. Either Party may copy this completed Agreement for electronic storage in a non-editable format, at which time the paper form of this Agreement may be destroyed. Each Party agrees that following the electronic storage of this Agreement, any hardcopy printout of that electronically stored information will constitute an original of this Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Parties have caused this Release Agreement to be duly executed and delivered as of the date first written above.

AMREP Corporation		American Republic Investment Co.

By:	/s/ Christopher V. Vitale	By:	/s/ Christopher V. Vitale
	Name: Christopher V. Vitale		Name: Christopher V. Vitale
	Title: President		Title: President

AMREP Southwest Inc.		Outer Rim Investments, Inc.

By:	/s/ Christopher V. Vitale	By:	/s/ Christopher V. Vitale
	Name: Christopher V. Vitale		Name: Christopher V. Vitale
	Title: President		Title: President

Palm Coast Data Holdco, Inc.		Commerce Blvd Holdings LLC

By:	/s/ Christopher V. Vitale	By:	/s/ Christopher V. Vitale
	Name: Christopher V. Vitale		Name: Christopher V. Vitale
	Title: President		Title: President

Two Commerce LLC

By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: President

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Irish Studio LLC

/s/ Liam Lynch		By:	/s/ Liam Lynch
Name: Liam Lynch			Name: Liam Lynch
Title: Managing Member

Studio Membership Services, LLC		FulCircle Media, LLC

By:	/s/ Liam Lynch	By:	/s/ Liam Lynch
	Name: Liam Lynch		Name: Liam Lynch
	Title: Managing Member		Title: Managing Member

Media Data Resources, LLC		Palm Coast Data LLC

By:	/s/ Liam Lynch	By:	/s/ Liam Lynch
	Name: Liam Lynch		Name: Liam Lynch
	Title: Managing Member		Title: Managing Member

11 Commerce Blvd Holdings, LLC

By:	/s/ Liam Lynch
Name: Liam Lynch
Title: Managing Member

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Exhibit F to the Settlement Agreement

IN THE CIRCUIT COURT OF THE SEVENTH JUDICIAL CIRCUIT IN AND FOR FLAGLER COUNTY, FLORIDA CASE NO.: 2019 CA 000802

COMMERCE BLVD HOLDINGS LLC, a Florida limited liability company,

Plaintiff,

v.

PALM COAST DATA LLC, a Delaware limited liability company; STUDIO MEMBERSHIP SERVICES, LLC, a Delaware limited liability company; MEDIA DATA RESOURCES, LLC, a Delaware limited liability company; and FULCIRCLE MEDIA, LLC, a Delaware limited liability company,

Defendants.

______________________________________/

JOINT STIPULATION FOR FINAL JUDGMENT

FOR POSSESSION AND EVICTION

Plaintiff Commerce Blvd Holdings LLC (“Plaintiff”) and Defendant Palm Coast Data LLC (“Defendant,” together with Plaintiff, the “Parties”) file this Joint Stipulation for Final Judgment for Possession and Eviction (“Joint Stipulation”), and state as follows:

1.                  Plaintiff brought this action against Defendant for, among other things, (i) (Count 1) eviction of Defendant from the leased premises and property (“Premises”), which are the subject of the lease at issue (“Lease”) in the Complaint, and (ii) (Count 2) damages against Defendant for breach of the Lease.

2.                  The Parties have resolved their disputes, by, among other things, entering into an Amendment to the Lease which amends the termination date of the Lease to August 15, 2020. The Parties have agreed that in the event Defendant does not surrender possession of the Premises on or before August 15, 2020, then Defendant shall be evicted and removed from the Premises without further litigation.

3.                  The Parties agree to the immediate entry of the Stipulated Final Judgment for Possession and Eviction (“Eviction Judgment”) attached hereto as Exhibit 1.

4.                  Defendant stipulates to and waives any defense to entry of the Eviction Judgment.

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Case No.: 2019 CA 000802

5.                  Each of the Parties, by signing below, authorizes their counsel to file this Joint Stipulation and stipulate to:

a.	the immediate entry of the Eviction Judgment;

b.	the dismissal of Count II of this matter, with prejudice (except that the Parties agree damages, rights and other remedies accruing under the Lease between the Parties after the date of this Joint Stipulation shall not be impacted by or released as a result of this Stipulation or dismissal); and

c.	this Court retaining jurisdiction over this action to enforce compliance with the terms of this Joint Stipulation and the Eviction Judgment.

COMMERCE BLVD HOLDINGS LLC		PALM COAST DATA LLC
By:	/s/ Christopher V. Vitale	By:	/s/ Liam Lynch
Name:	Christopher V. Vitale	Name:	Liam Lynch
Title:	President	Title:	Managing Member
Date:	May 18, 2020	Date:	May 17, 2020

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Case No.: 2019 CA 000803

Respectfully submitted,

DUANE MORRIS LLP

201 South Biscayne Boulevard, Suite 3400

Miami, Florida 33131

Tel: (305) 960-2200

Fax: (305) 960-2201

By: /s/ Richard D. Shane

Michael J. Shuman, Esq.

Florida Bar No.: 17053

mjshuman@duanemorris.com

Richard D. Shane, Esq.

Florida Bar No.: 70611

rdshane@duanemorris.com

Counsel for Plaintiff

Commerce Blvd Holdings LLC

LOREN & KEAN LAW

7111 Fairway Drive, Suite 302

Palm Beach Gardens, FL 33418

Tel: (954) 474-7200

Fax: (561) 615-5708

By: /s/ Michael I. Kean

Michael I. Kean, Esq.

Florida Bar No.: 970750

mkean@lorenkeanlaw.com

Counsel for Defendant

Palm Coast Data LLC

CERTIFICATE OF SERVICE

I HEREBY CERTIFY that a true and correct copy of the foregoing was served via the Florida Courts E-Filing Portal on this __ day of May, 2020 upon:

DUANE MORRIS LLP

Michael J. Shuman, Esq.

mjshuman@duanemorris.com

Richard D. Shane, Esq.

rdshane@duanemorris.com

201 South Biscayne Boulevard, Suite 3400

Miami, Florida 33131

Counsel for Plaintiff

Commerce Blvd Holdings LLC

LOREN & KEAN LAW Michael I. Kean, Esq. mkean@lorenkeanlaw.com 7111 Fairway Drive, Suite 302 Palm Beach Gardens, FL 33418 Counsel for Defendant Palm Coast Data LLC

By:

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Case No.: 2019 CA 000803

Exhibit 1

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IN THE CIRCUIT COURT OF THE SEVENTH JUDICIAL CIRCUIT IN AND FOR FLAGLER COUNTY, FLORIDA CASE NO.: 2019 CA 000802

COMMERCE BLVD HOLDINGS LLC, a Florida limited liability company,

Plaintiff,

v.

PALM COAST DATA LLC, a Delaware limited liability company; STUDIO MEMBERSHIP SERVICES, LLC, a Delaware limited liability company; MEDIA DATA RESOURCES, LLC, a Delaware limited liability company; and FULCIRCLE MEDIA, LLC, a Delaware limited liability company,

Defendants.

______________________________________/

STIPULATED FINAL JUDGMENT FOR POSSESSION AND EVICTION

THIS CAUSE is before the Court on Plaintiff Commerce Blvd Holdings LLC (“Plaintiff”) and Defendant Palm Coast Data LLC’s (“Defendant,” together with Plaintiff, the “Parties”) “Joint Stipulation for Final Judgment for Possession and Eviction” (the “Joint Stipulation”), pursuant to which the Parties agree to the entry of this “Stipulated Final Judgment for Possession and Eviction” (the “Stipulated Eviction Judgment”) in favor of Plaintiff and against Defendant. The Court having reviewed the Record, being advised of the Parties’ agreement in the Joint Stipulation, and being otherwise duly advised in the premises, it is hereby

ORDERED AND ADJUDGED AS FOLLOWS:

1.                  This Stipulated Eviction Judgment is entered in favor of Plaintiff and against Defendant as to Count 1 of Plaintiff’s Complaint (for Tenant Eviction) without further notice or hearing thereon, pursuant to the Joint Stipulation between the Parties.

2.                  Pursuant to the agreement of the Parties, the Defendant may continue to occupy the Premises until August 15, 2020. The Defendant shall fully and finally vacate the Premises on or before August 15, 2020.

3.                  The Clerk of the Court shall forthwith issue a Writ of Possession to Plaintiff, in the form attached as Exhibit “A”.

Case No.: 2019 CA 000803

4.                  The Sheriff is authorized to serve the Writ of Possession at any time after August 15, 2020.

5.                  The Court has jurisdiction over the Parties and the subject matter of this action, and the Court retains jurisdiction to enforce the Joint Stipulation and this Stipulated Eviction Judgment.

DONE AND ORDERED in Bunnell, Flagler County, Florida this ___ day of ____________, 2020.

HON. TERENCE PERKINS
CIRCUIT COURT JUDGE

Copies furnished to:

Michael J. Shuman, Esq.

mjshuman@duanemorris.com

Richard D. Shane, Esq.

rdshane@duanemorris.com

DUANE MORRIS LLP

201 South Biscayne Boulevard, Suite 3400

Miami, FL 33131

Attorneys for Plaintiff Commerce Blvd Holdings LLC

Michael I. Kean, Esq.

mkean@lorenkeanlaw.com

LOREN & KEAN LAW

7111 Fairway Drive, Suite 302

Palm Beach Gardens, FL 33418

Attorneys for Defendant Palm Coast Data LLC

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Case No.: 2019 CA 000803

Exhibit A

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Case No.: 2019 CA 000803

IN THE CIRCUIT COURT OF THE SEVENTH JUDICIAL CIRCUIT IN AND FOR FLAGLER COUNTY, FLORIDA CASE NO.: 2019 CA 000802

COMMERCE BLVD HOLDINGS LLC, a Florida limited liability company,

Plaintiff,

v.

PALM COAST DATA LLC, a Delaware limited liability company; STUDIO MEMBERSHIP SERVICES, LLC, a Delaware limited liability company; MEDIA DATA RESOURCES, LLC, a Delaware limited liability company; and FULCIRCLE MEDIA, LLC, a Delaware limited liability company,

Defendants.

______________________________________/

WRIT OF POSSESSION

THE STATE OF FLORIDA:

To the Sheriff of Flagler County, Florida

YOU ARE COMMANDED to remove all persons from the following described non-residential property in Flagler County, Florida:

Palm Coast Data LLC

11 Commerce Boulevard

Palm Coast, Florida 32164 (“Premises”)

and put Plaintiff, COMMERCE BLVD HOLDINGS LLC, in possession of it, on or after August 16, 2020.

Dated this ______ day of __________, 2020.

NOTE TO SHERIFF: THIS IS A COMMERCIAL PROPERTY,

DO NOT POST 24 HOUR NOTICE.

Clerk of the Court

By
Deputy Clerk

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Case No.: 2019 CA 000803

Exhibit G to Settlement Agreement

IN THE CIRCUIT COURT OF THE SEVENTH JUDICIAL CIRCUIT IN AND FOR FLAGLER COUNTY, FLORIDA

CASE NO.: 2019 CA 000803
TWO COMMERCE LLC, a Florida limited liability company,

Plaintiff,

v.
PALM COAST DATA LLC, a Delaware limited liability company; STUDIO MEMBERSHIP SERVICES, LLC, a Delaware limited liability company; MEDIA DATA RESOURCES, LLC, a Delaware limited liability company; and FULCIRCLE MEDIA, LLC, a Delaware limited liability company,

Defendants.
______________________________________/

JOINT STIPULATION FOR FINAL JUDGMENT

FOR POSSESSION AND EVICTION

Plaintiff Two Commerce LLC (“Plaintiff”) and Defendant Palm Coast Data LLC (“Defendant,” together with Plaintiff, the “Parties”) file this Joint Stipulation for Final Judgment for Possession and Eviction (“Joint Stipulation”), and state as follows:

1.            Plaintiff brought this action against Defendant for, among other things, (i) (Count 1) eviction of Defendant from the leased premises and property (“Premises”), which are the subject of the lease at issue (“Lease”) in the Complaint, and (ii) (Count 2) damages against Defendant for breach of the Lease.

2.             The Parties have resolved their disputes, by, among other things, entering into an Amendment to the Lease which amends the termination date of the Lease to August 15, 2020. The Parties have agreed that in the event Defendant does not surrender possession of the Premises on or before August 15, 2020, then Defendant shall be evicted and removed from the Premises without further litigation.

3.             The Parties agree to the immediate entry of the Stipulated Final Judgment for Possession and Eviction (“Eviction Judgment”) attached hereto as Exhibit 1.

4.             Defendant stipulates to and waives any defense to entry of the Eviction Judgment.

Case No.: 2019 CA 000803

5.             Each of the Parties, by signing below, authorizes their counsel to file this Joint Stipulation and stipulate to:

a.	the immediate entry of the Eviction Judgment;
b.	the dismissal of Count II of this matter, with prejudice (except that the Parties agree damages, rights and other remedies accruing under the Lease between the Parties after the date of this Joint Stipulation shall not be impacted by or released as a result of this Stipulation or dismissal); and
c.	this Court retaining jurisdiction over this action to enforce compliance with the terms of this Joint Stipulation and the Eviction Judgment.

TWO COMMERCE LLC		PALM COAST DATA LLC
By:	/s/ Christopher V. Vitale	By:	/s/ Liam Lynch
Name:	Christopher V. Vitale	Name:	Liam Lynch
Title:	President	Title:	Managing Member
Date:	May 18. 2020	Date:	May 17, 2020

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Case No.: 2019 CA 000803

Respectfully submitted,

DUANE MORRIS LLP		LOREN & KEAN LAW
201 South Biscayne Boulevard, Suite 3400		7111 Fairway Drive, Suite 302
Miami, Florida 33131		Palm Beach Gardens, FL 33418
Tel: (305) 960-2200		Tel: (954) 474-7200
Fax: (305) 960-2201		Fax: (561) 615-5708

By:	/s/ Richard D. Shane	By:	/s/ Michael I. Kean
Michael J. Shuman, Esq.		Michael I. Kean, Esq.
Florida Bar No.: 17053		Florida Bar No.: 970750
mjshuman@duanemorris.com		mkean@lorenkeanlaw.com
Richard D. Shane, Esq.		Counsel for Defendant
Florida Bar No.: 70611		Palm Coast Data LLC
rdshane@duanemorris.com
Counsel for Plaintiff
Two Commerce LLC

CERTIFICATE OF SERVICE

I HEREBY CERTIFY that a true and correct copy of the foregoing was served via the Florida Courts E-Filing Portal on this __ day of ________________, _____ upon:

DUANE MORRIS LLP	LOREN & KEAN LAW
Michael J. Shuman, Esq.	Michael I. Kean, Esq.
mjshuman@duanemorris.com	mkean@lorenkeanlaw.com
Richard D. Shane, Esq.	7111 Fairway Drive, Suite 302
rdshane@duanemorris.com	Palm Beach Gardens, FL 33418
201 South Biscayne Boulevard, Suite 3400	Counsel for Defendant
Miami, Florida 33131	Palm Coast Data LLC
Counsel for Plaintiff
Two Commerce LLC

By:

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Case No.: 2019 CA 000803

Exhibit 1

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IN THE CIRCUIT COURT OF THE SEVENTH JUDICIAL CIRCUIT IN AND FOR FLAGLER COUNTY, FLORIDA

CASE NO.: 2019 CA 000803
TWO COMMERCE LLC, a Florida limited liability company,

Plaintiff,

v.

PALM COAST DATA LLC, a Delaware limited liability company; STUDIO MEMBERSHIP SERVICES, LLC, a Delaware limited liability company; MEDIA DATA RESOURCES, LLC, a Delaware limited liability company; and FULCIRCLE MEDIA, LLC, a Delaware limited liability company,

Defendants.

______________________________________/

STIPULATED FINAL JUDGMENT FOR POSSESSION AND EVICTION

THIS CAUSE is before the Court on Plaintiff Two Commerce LLC (“Plaintiff”) and Defendant Palm Coast Data LLC’s (“Defendant,” together with Plaintiff, the “Parties”) “Joint Stipulation for Final Judgment for Possession and Eviction (the “Joint Stipulation”), pursuant to which the Parties agree to the entry of this “Stipulated Final Judgment for Possession and Eviction (the “Stipulated Eviction Judgment”) in favor of Plaintiff and against Defendant. The Court having reviewed the Record, being advised of the Parties’ agreement in the Joint Stipulation, and being otherwise duly advised in the premises, it is hereby

ORDERED AND ADJUDGED AS FOLLOWS:

1.            This Stipulated Eviction Judgment is entered in favor of Plaintiff and against Defendant as to Count 1 of Plaintiff’s Complaint (for Tenant Eviction) without further notice or hearing thereon, pursuant to the Joint Stipulation between the Parties.

2.            Pursuant to the agreement of the Parties, the Defendant may continue to occupy the Premises until August 15, 2020. The Defendant shall fully and finally vacate the Premises on or before August 15, 2020.

3.            The Clerk of the Court shall forthwith issue a Writ of Possession to Plaintiff, in the form attached as Exhibit “A.”.

Case No.: 2019 CA 000803

4.            The Sheriff is authorized to serve the Writ of Possession at any time after August 15, 2020.

5.           The Court has jurisdiction over the Parties and the subject matter of this action, and the Court retains jurisdiction to enforce the Joint Stipulation and this Stipulated Eviction Judgment.

DONE AND ORDERED in Bunnell, Flagler County, Florida this ___ day of ____________, 2020.

HON. TERENCE PERKINS
CIRCUIT COURT JUDGE

Copies furnished to:

Michael J. Shuman, Esq.

mjshuman@duanemorris.com

Richard D. Shane, Esq.

rdshane@duanemorris.com

DUANE MORRIS LLP

201 South Biscayne Boulevard, Suite 3400

Miami, FL 33131

Attorneys for Plaintiff Two Commerce LLC

Michael I. Kean, Esq.

mkean@lorenkeanlaw.com

LOREN & KEAN LAW

7111 Fairway Drive, Suite 302

Palm Beach Gardens, FL 33418

Attorneys for Defendant Palm Coast Data LLC

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Case No.: 2019 CA 000803

Exhibit A

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Case No.: 2019 CA 000803

IN THE CIRCUIT COURT OF THE SEVENTH JUDICIAL CIRCUIT IN AND FOR FLAGLER COUNTY, FLORIDA

CASE NO.: 2019 CA 000803
TWO COMMERCE LLC, a Florida limited liability company,

Plaintiff,

v.

PALM COAST DATA LLC, a Delaware limited liability company; STUDIO MEMBERSHIP SERVICES, LLC, a Delaware limited liability company; MEDIA DATA RESOURCES, LLC, a Delaware limited liability company; and FULCIRCLE MEDIA, LLC, a Delaware limited liability company,

Defendants.

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WRIT OF POSSESSION

THE STATE OF FLORIDA:

To the Sheriff of Flagler County, Florida

YOU ARE COMMANDED to remove all persons from the following described non-residential property in Flagler County, Florida:

Palm Coast Data LLC

2 Commerce Boulevard

Palm Coast, Florida 32164 (“Premises”)

and put Plaintiff, TWO COMMERCE LLC, in possession of it, on or after August 16, 2020.

Dated this ______ day of __________, 2020.

NOTE TO SHERIFF: THIS IS A COMMERCIAL PROPERTY,

DO NOT POST 24 HOUR NOTICE.

Clerk of the Court

By
Deputy Clerk

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